ANYWHERE REAL ESTATE INC. SUBSIDIARIES        Exhibit 21.1

Name	State

Alpha Referral Network LLC	Texas
Anywhere Advisors LLC	Delaware
Anywhere Advisors Nevada LLC	Nevada
Anywhere Advisors Wyoming LLC	Delaware
Anywhere Brands LLC	Delaware
Anywhere Co-Issuer Corp.	Florida
Anywhere Insurance Agency, Inc.	Massachusetts
Anywhere Integrated Affiliates Holdings LLC	Delaware
Anywhere Integrated Holdings LLC	Delaware
Anywhere Integrated Services LLC	Delaware
Anywhere Integrated Venture Partner LLC	Delaware
Anywhere Intermediate Holdings LLC	Delaware
Anywhere Leads Inc.	Delaware
Anywhere Real Estate Group LLC	Delaware
Anywhere Real Estate Inc.	Delaware
Anywhere Real Estate Operations LLC	California
Anywhere Real Estate Services Group LLC	Delaware
Apple Ridge Funding LLC	Delaware
Apple Ridge Services Corporation	Delaware
Better Homes and Gardens Real Estate Licensee LLC	Delaware
Better Homes and Gardens Real Estate LLC	Delaware
Broker Technology Solutions LLC	Delaware
Bromac Title Services LLC	Delaware
Burgdorff LLC	Delaware
Burnet Realty LLC	Minnesota
Burnet Title of Indiana, LLC	Indiana
Career Development Center, LLC	Delaware
Carpenter Title Agency LLC	Delaware
Cartus Brasil Serviços de Reloçacão Ltda.	Brazil
Cartus Business Answers No. 2 Plc	United Kingdom
Cartus Corporation	Delaware
Cartus Corporation Pte. Ltd.	Singapore
Cartus Financial Corporation	Delaware
Cartus Financing Limited	United Kingdom
Cartus Global Holdings Limited	Hong Kong
Cartus Holdings Limited	United Kingdom
Cartus India Private Limited	India
Cartus Limited	United Kingdom
Cartus Puerto Rico Corporation	Puerto Rico
Cartus Real Estate Consultancy (Shanghai) Co., Ltd.	China
Cartus Relocation Canada Limited	Canada
Cartus Relocation Corporation	Delaware
Cartus Relocation Hong Kong Limited	Hong Kong
Cartus Services II Limited	United Kingdom
Cartus UK Plc	United Kingdom
CB Commercial NRT Pennsylvania LLC	Delaware
CBHB, LLC	Delaware
CBWM Holdings, LLC	Delaware

Name	State

CBWM, LLC	Delaware
CDRE TM LLC	Delaware
Century 21 Real Estate LLC	Delaware
CGRN, Inc.	Delaware
Climb Franchise Systems LLC	Delaware
Climb Real Estate, Inc.	California
Climb Real Estate LLC	Delaware
Coldwell Banker Commercial Pacific Properties LLC	Hawaii
Coldwell Banker LLC	Delaware
Coldwell Banker NRT RealVitalize, Inc.	Delaware
Coldwell Banker Pacific Properties LLC	Hawaii
Coldwell Banker Real Estate LLC	California
Coldwell Banker Real Estate Services LLC	Delaware
Coldwell Banker Realty Network LLC	Delaware
Coldwell Banker Residential Brokerage Company	California
Coldwell Banker Residential Brokerage LLC	Delaware
Coldwell Banker Residential Real Estate LLC	California
Coldwell Banker Residential Referral Network	California
Coldwell Banker Residential Referral Network, Inc.	Pennsylvania
Colorado Commercial, LLC	Colorado
Corcoran BK LLC	Delaware
Corcoran Group LLC	Delaware
Corcoran MH LLC	Delaware
Cornerstone Title Company	California
Equestrian Sotheby’s International Realty LLC	Delaware
Equity Title Company	California
Equity Title Messenger Service Holding LLC	Delaware
ERA Franchise Systems LLC	Delaware
Estately, Inc.	Washington
Fairtide Insurance Ltd.	Bermuda
First Advantage Title, LLC	Delaware
First California Escrow Corporation	Delaware
Global Legacy Group, LLC	Washington
Guardian Holding Company	Delaware
HFS LLC	Delaware
HFS.com Connecticut Real Estate LLC	Delaware
HFS.com Real Estate Incorporated	Delaware
HFS.com Real Estate LLC	Delaware
Home Referral Network LLC	Minnesota
Hubbell Briarwood Realty Co.	Michigan
Jack Gaughen LLC	Delaware
Lakecrest Title, LLC	Tennessee
Land Title and Escrow, Inc.	Idaho
License Holding Co., LLC	Michigan
Martha Turner Properties, L.P.	Texas
Martha Turner Sotheby’s International Realty Referral Company LLC	Texas
Mercury Title LLC	Arkansas
Metro Title, LLC	Delaware

Name	State

MTPGP, LLC	Texas
NRT Arizona Commercial LLC	Delaware
NRT Arizona LLC	Delaware
NRT Arizona Referral LLC	Delaware
NRT California Incorporated	Delaware
NRT Carolinas LLC	Delaware
NRT Carolinas Referral Network LLC	Delaware
NRT Colorado LLC	Colorado
NRT Columbus LLC	Delaware
NRT Commercial LLC	Delaware
NRT Devonshire LLC	Delaware
NRT Devonshire West LLC	Delaware
NRT Hawaii Referral, LLC	Delaware
NRT Long Island City LLC	Delaware
NRT Mid-Atlantic LLC	Delaware
NRT Missouri LLC	Delaware
NRT Missouri Referral Network LLC	Delaware
NRT New England LLC	Delaware
NRT New York LLC	Delaware
NRT Northfork LLC	Delaware
NRT NY RP Holding LLC	Delaware
NRT Philadelphia LLC	Delaware
NRT Pittsburgh LLC	Delaware
NRT Queens LLC	Delaware
NRT Referral Network LLC (DE)	Delaware
NRT Referral Network LLC (Utah)	Utah
NRT Relocation LLC	Delaware
NRT REOExperts LLC	Delaware
NRT Sunshine Inc.	Delaware
NRT Texas LLC	Texas
NRT Utah LLC	Delaware
NRT Vacation Rentals Arizona LLC	Delaware
NRT Vacation Rentals California, Inc.	Delaware
NRT Vacation Rentals Delaware LLC	Delaware
NRT West Rents, Inc.	California
NRT West, Inc.	California
NRT ZipRealty LLC	Delaware
Oncor International LLC	Delaware
Quality Choice Title LLC	Delaware
Real Estate Institute of Michigan, LLC	Michigan
Real Estate Referral LLC	Delaware
Real Estate Services LLC	Delaware
Realogy Cavalier Holdco LLC	Delaware
REALtech Title LLC	Delaware
RealVitalize Affiliates LLC	Delaware
RealVitalize Affiliates, Inc.	Delaware
RealVitalize LLC	Delaware
Referral Associates of New England LLC	Massachusetts

Name	State

Referral Network LLC	Florida
Referral Network, LLC	Colorado
Riverbend Title, LLC	Delaware
RT Title Agency, LLC	Delaware
SB Brokerage, LLC	Michigan
Secured Land Transfers LLC	Delaware
Sotheby's International Realty Affiliates LLC	Delaware
Sotheby's International Realty Global Development Advisors LLC	Delaware
Sotheby’s International Realty Hamptons LLC	Delaware
Sotheby's International Realty Licensee LLC	Delaware
Sotheby's International Realty Referral Company Inc.	California
Sotheby's International Realty Referral Company, LLC	Delaware
Sotheby's International Realty, Inc.	Michigan
St. Mary's Title Services, LLC	New Hampshire
STB Brokerage LLC	Michigan
STB Brokerage West LLC	Michigan
Terra Coastal Escrow, Inc.	California
The Bain Associates Referral LLC	Washington
The Landover Corporation	Washington
The Sunshine Group, Ltd.	New York
Title Resource Group Settlement Services, LLC	Alabama
TRG Maryland Holdings LLC	Delaware
TRG Services, Escrow, Inc.	Delaware
TRG Settlement Services, LLP	Pennsylvania
True Line Technologies LLC	Ohio
Upward Settlement Services LLC	Delaware
Upward Title & Closing Agency LLC	Delaware
Upward Title & Closing Texas LLC	Delaware
Upward Title & Escrow Company	California
Upward Title Company	California
Upward Title I LLC	Delaware
Upward Title II LLC	Delaware
Upward Title III LLC	Delaware
Upward Title IV LLC	Delaware
Upward Title V LLC	Delaware
Upward Title VI LLC	Delaware
Upward Title VII	Delaware
Upward Title VIII	Delaware
Upward Title IX LLC	Delaware
Upward Title X LLC	Delaware
Upward Title XI LLC	Delaware
Warburg Realty Partnership, Ltd.	New York
West Coast Escrow Company	California
WRP91, LLC	New York
ZapLabs LLC	Delaware

ANYWHERE REAL ESTATE INC. DBA's

Name	Assumed Name

Alpha Referral Network LLC	Coldwell Banker Realty Referral Network Referral Network Realty Referral Company
Anywhere Advisors Wyoming LLC	Coldwell Banker Realty
Burgdorff LLC	Burgdorff ERA
Burnet Realty LLC	Coldwell Banker Commercial Realty Coldwell Banker Realty
Cartus Brasil Serviços de Reloçacão Ltda.	Cartus Brasil Relocation Services
CB Commercial NRT Pennsylvania LLC	Coldwell Banker Commercial Realty Coldwell Banker Commercial NRT
Coldwell Banker Commercial Pacific Properties LLC	Coldwell Banker Commercial Pacific Properties Coldwell Banker Commercial Realty
Coldwell Banker Pacific Properties LLC	Coldwell Banker Pacific Properties Coldwell Banker Pacific Properties Real Estate School Coldwell Banker Realty
Coldwell Banker Real Estate LLC	Coldwell Banker Commercial Affiliates
Coldwell Banker Real Estate Services LLC	Coldwell Banker Commercial Realty Coldwell Banker Country Properties Coldwell Banker Realty Coldwell Banker Success Academy National Homefinders
Coldwell Banker Residential Brokerage Company	Coldwell Banker Realty Coldwell Banker Commercial Realty
Coldwell Banker Residential Real Estate LLC	Chicago Apartment Finders Coldwell Banker Realty Coldwell Banker The Condo Store
Coldwell Banker Residential Referral Network	Referral Network Coldwell Banker Realty Referral Network
Colorado Commercial, LLC	Coldwell Banker Commercial Realty
Equestrian Sotheby’s International Realty LLC	Equestrian Sotheby’s International Realty
HFS.com Real Estate LLC	HFS.com Homesforsale.com
HFS.com Connecticut Real Estate LLC	HFS.com Homesforsale.com
HFS LLC	HFS
Home Referral Network LLC	Network Connect
Jack Gaughen LLC	Jack Gaughen ERA Jack Gaughen Realtor ERA R & L Appraisal Associates Coldwell Banker Realty
License Holding Co., L.L.C.	Coldwell Banker Realty Referral Network
Martha Turner Properties, L.P.	Martha Turner Sotheby’s International Realty
Mercury Title LLC	TRG Closing Services
NRT Arizona Commercial LLC	Coldwell Banker Commercial Realty
NRT Arizona LLC	Coldwell Banker Realty
NRT California Incorporated	Corcoran The Corcoran Group
NRT Carolinas LLC	Coldwell Banker Realty Coldwell Banker Commercial Realty
NRT Colorado LLC	Coldwell Banker Realty
NRT Columbus LLC	Coldwell Banker King Thompson Coldwell Banker Realty
NRT Commercial LLC	Coldwell Banker Commercial Realty

Name	Assumed Name

NRT Devonshire LLC	Coldwell Banker Realty Coldwell Banker Devonshire
NRT Devonshire West LLC	Coldwell Banker Devonshire West Coldwell Banker Realty
NRT Mid-Atlantic LLC	Coldwell Banker Commercial Realty Coldwell Banker Realty School of Real Estate Coldwell Banker Residential Brokerage
NRT Missouri LLC	Coldwell Banker Gundaker Coldwell Banker Realty - Gundaker Laura McCarthy Laura McCarthy RE Laura McCarthy Real Estate Laura McCarthy Realtors
NRT Missouri Referral Network LLC	Coldwell Banker Gundaker Referrals Coldwell Banker Realty - Gundaker Referral Network
NRT New England LLC	Coldwell Banker Commercial Realty Coldwell Banker Realty Coldwell Banker Commercial NRT Brookline Coldwell Banker NRT The Collaborative Companies
NRT New York LLC	aptsandlofts.com Corcoran Group Marketing Corcoran Group Real Estate Solofts The Corcoran Group The Corcoran Group Brooklyn
NRT Northfork LLC	Corcoran
NRT Philadelphia LLC	Coldwell Banker Commercial Realty Coldwell Banker Preferred Coldwell Banker Realty
NRT Pittsburgh LLC	Coldwell Banker Real Estate Services Coldwell Banker Realty Coldwell Banker NRT Coldwell Banker Residential Brokerage
NRT Sunshine Inc.	The Sunshine Group
NRT Texas LLC
Coldwell Banker Commercial Realty
Coldwell Banker Realty
DFW Real Estate Academy
The Real Estate School, D/FW
The Real Estate School, Dallas/Fort Worth
Coldwell Banker United, Realtors®
Fine Properties Group
Get There First Realty
Get There First Realty Services
GTF Realty
ZipRealty Residential Brokerage

NRT Utah LLC	Coldwell Banker Realty

Name	Assumed Name

NRT West, Inc.
C&C
Cashin Company
CB Rents
Coker & Cook
Coker & Cook Real Estate
Coker-Ewing Real Estate Company
Coldwell Banker
Coldwell Banker Bertrando & Associates
Coldwell Banker Commercial
Coldwell Banker Commercial NRT West
Coldwell Banker Cornish & Carey

NRT West, Inc.
Coldwell Banker Del Monte
Coldwell Banker Fox & Carskadon
Coldwell Banker Northern California
Coldwell Banker Polley Polley Madsen
Coldwell Banker PPM
Coldwell Banker Property Management
Coldwell Banker Residential Brokerage
Coldwell Banker Residential Real Estate NRT West
Coldwell Banker Residential Real Estate Services
Coldwell Banker Residential Real Estate Services of Northern California
Coldwell Banker TRI
Coldwell Banker/Valley of California
Cook & Cook Realtors
Cornish & Carey
Cornish and Carey Real Estate
Cornish and Carey Residential
Del Monte
Del Monte Coldwell Banker Residential Real Estate
Del Monte Realty
Polley Polley Madsen
Tri Coldwell Banker
TRI Coldwell Banker Residential Real Estate
Valley
Valley of California
Coldwell Banker Polley Polley Madsen
Coldwell Banker NRT

NRT ZipRealty LLC	ZipRealty Residential Brokerage
Real Estate Referrals LLC	Real Estate Referral Network Real Estate Referral Network
Referral Network LLC	Resource Settlement Group LLC
Coldwell Banker Realty Referral Network
Riverbend Title, LLC	Riverbend Title Agency, LLC
RT Title Agency, LLC	Residential Title Residential Title Agency

Name	Assumed Name

Secured Land Transfers LLC
Accredited Real Estate Academy
American Title Company of Houston
Burnet Title
Clear Title Group
Guardian Title Agency
Guardian Transfer
Homestead Title
Horizon Settlement Services
Independence Title
Independence Title Company
Keystone Closing Services LLC
Keystone Title Services
Keystone Transfer Services
Lakecrest Relocation Services
Landmark Title
Landway Settlement Services
Mardan Settlement Services
Market Street Settlement Group
MASettlement
Mid-Atlantic Settlement Services
National Coordination Alliance
Processing Solutions, LLC
Pro National Title Agency
Quality Choice Title
Real 1031
Sandpoint Title
Secured Land Title
Short Trac
Sun Valley Title
Sunbelt Title Agency
Texas American Title Company
TitleOne
TitleOne Exchange
TRG Closing Services
TRG Exchange
TRG National Commercial
TRG Settlement Services
Tri-County Title
U.S. Title
U.S. Title Guaranty Company
U.S. Title Guaranty Company of St. Charles

Sotheby's International Realty Global Development Advisors LLC	Sotheby’s International Realty Development Advisors
Sotheby's International Realty, Inc.	Sotheby’s International Realty Sotheby’s Realty Wine County Offices Sotheby’s Realty
STB Brokerage, LLC	Coldwell Banker Realty Coldwell Banker Commercial Realty Coldwell Banker Hubbell Briarwood
STB Brokerage West, LLC	Coldwell Banker Realty Coldwell Banker Commercial Realty
The Bain Associates Referral LLC	Coldwell Banker Realty Referral Network
The Landover Corporation	Coldwell Banker Bain Coldwell Banker Commercial Realty Coldwell Banker Bain Commercial

Name	Assumed Name

Title Resource Group Settlement Services, LLC	Century 21 Settlement Services Coldwell Banker Settlement Services Equity Closing Equity Closing Service Group ERA Settlement Services Keystone Title Services Skyline TRG Title Agency
TRG Settlement Services, LLP	Southern Title Southern Title Services TRG National Title Services Convenient Closing Services
Upward Title & Closing Agency LLC	Upward Title & Closing
Upward Title & Closing Texas LLC	Upward Title & Closing
Upward Title I LLC	Upward Title & Closing
Warburg Realty Partnership, Ltd.	Coldwell Banker Warburg